                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   December 29, 1993
                                                  ---------------------

                            M.D.C. HOLDINGS, INC.
- -----------------------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   Delaware                     1-8951                           84-0622967
- ---------------              -------------                     ---------------
(STATE OR OTHER               (COMMISSION                      I.R.S. EMPLOYER
JURISDICTION                  FILE NUMBER)                    IDENTIFICATION NO.
OF INCORPORATION)


   3600 South Yosemite Street, Suite 900, Denver, Colorado            80237
- ---------------------------------------------------------------    ----------
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

Registrant's telephone number, including area code:      (303) 773-1100
                                                    -------------------------


                              N/A
- -----------------------------------------------------------------------
    (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

     Reference is hereby made to the Press Release, dated December 29, 1993 a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     99   Press Release dated December 29, 1993.

     4.1 Senior Notes Indenture, dated as of December 15, 1993, by and among M.D.C. Holdings, Inc., the Guarantors and Pledgors named therein and First Bank National Association, as Trustee.

     4.2 Convertible Notes Indenture, dated as of December 15, 1993, by and between M.D.C. Holdings, Inc. and First Bank National Association, as Trustee.

     4.3 Senior Notes Registration Rights Agreement, dated as of December 28, 1993, by and among M.D.C. Holdings, Inc., the Guarantors named therein and the Purchasers who are signatories thereto.

     4.4 Convertible Notes Registration Rights Agreement, dated as of December 28, 1993, by and between M.D.C. Holdings, Inc. and the Purchasers who are signatories thereto.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              M.D.C. HOLDINGS, INC.


Date:  January 11, 1994       By:           /s/ SPENCER I. BROWNE
                                    --------------------------------------
                                    Spencer I. Browne
                                    President, Chief Operating Officer and
                                    Director
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                                 EXHIBIT INDEX

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EXHIBIT                                                                    PAGE
- -------                                                                    ----
99              --Press Release dated December 29, 1993                      5

4.1             --Senior Notes Indenture, dated as of                       __
                  December 15, 1993, by and among
                  M.D.C. Holdings, Inc., the Guarantors
                  and Pledgors named therein and
                  First Bank National Association,
                  as Trustee.

4.2             --Convertible Notes Indenture, dated as                     __
                  of December 15, 1993, by and between
                  M.D.C. Holdings, Inc. and First Bank
                  National Association, as Trustee.

4.3            --Senior Notes Registration Rights Agreement,                __
                 dated as of December 28, 1993, by and
                 among M.D.C. Holdings, Inc., the Guarantors named therein and the Purchasers who are signatories thereto.

4.4            --Convertible Notes Registration Rights                      __
                 Agreement, dated as of December 28, 1993, by and between M.D.C. Holdings, Inc. and the Purchasers who are signatories thereto.
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